                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                         TRIFLEX FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TRIFLEX FUND, INC
     ----------------------------------------------------------------------

ONE MOODY PLAZA                  (409) 763-2767           GALVESTON, TEXAS 77550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1998

To the Stockholders of Triflex Fund, Inc.:

NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Special Meeting") of the Stockholders of Triflex Fund, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., One Moody Plaza, 17th Floor, Galveston, Texas 77550, on May 28, 1998, at 8:50 a.m. Central Time, for the following purposes:

    1.  To elect a board of seven (7) directors.

    2. To ratify or reject the appointment of Tait, Weller & Baker as independent auditors of the Fund for its fiscal year ending December 31, 1998.

    3. To approve or reject certain amendments to the Fund's Articles of Incorporation.

    4. To approve or reject the deletion of the Fund's current investment restrictions and the adoption of new investment restrictions for the Fund.

    5. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Only the stockholders of record at the close of business on April 15, 1998, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings except to the extent required by law. A list of the Fund's stockholders is held in the office of the Fund, One Moody Plaza, Galveston, Texas 77550.

                                          By Order of the Board of Directors

                                          Teresa E. Axelson,

                                          SECRETARY

April   , 1998

--------------------------------------------------------------------------------
                                   IMPORTANT

YOUR COOPERATION IS SOLICITED!

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED SO THAT A QUORUM WILL BE PRESENT AND THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY VOTING BALLOT AND RETURN IT. THE PROXY VOTING BALLOT IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

ADDITIONALLY, A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE MEETING.
--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR

                               TRIFLEX FUND, INC.
     ----------------------------------------------------------------------

ONE MOODY PLAZA                  (409) 763-2767           GALVESTON, TEXAS 77550

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

This Proxy Statement is being mailed to the stockholders of Triflex Fund, Inc.
(the "Fund") on or about April   , 1998, and is furnished in connection with
solicitation of proxies by the Board of Directors of the Fund for use at the Fund's Special Meeting of Stockholders (the "Special Meeting") to be held on May 28, 1998, and at any adjournment of such meeting.

A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached Notice and Proxy will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter and investment adviser.

The Fund is a Maryland corporation.

April 15, 1998 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. The Fund had 1,402,774 shares of common stock (the "Common Stock") outstanding on the record date. Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated. A majority of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

If, at the time of the Special Meeting nears, sufficient votes for a quorum have not been received, the officers of the Fund may make phone calls to certain of the stockholders in order to gather enough votes for a quorum.

SM&R and SM&R's parent company, American National Insurance Company ("American National") have advised the Fund that they intend to vote all of their shares in the same proportion as votes made by other stockholders of the Fund, in favor of or against the nominees or proposals presented herein or at the Special Meeting.

                       PROPOSAL 1. ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

The persons named as proxies intend to vote in favor of the election of the following listed nominees as members of the Board of Directors unless authority to vote for one or more of the nominees is specifically withheld. If, at the time of the Special Meeting, any of the nominees for election as a director shall be unable to serve, or are otherwise unavailable for election, the proxies will be voted for such other persons as shall be proposed by the Board of Directors. The Board of Directors has no reason to believe that any of the persons nominated will become unavailable for election, and all persons nominated have consented to serve as directors.

The directors of the Fund serve until the next annual or special meeting of stockholders at which Directors are elected and until their successors are elected and qualified. The information set forth below has been furnished by each nominee.

                 INFORMATION CONCERNING NOMINEES FOR DIRECTORS
(NAME, ADDRESS, AGE, POSITION AND OFFICES WITH THE FUND, BUSINESS EXPERIENCE IN
                                LAST FIVE YEARS)

RALPH S. CLIFFORD(1)(2) (12304 BLUE SAGE ROAD, OKLAHOMA CITY, OKLAHOMA 73120)

Age 82, Director of the Fund, American National Income Fund, Inc. and Triflex Fund, Inc [SINCE 1972;]; Retired Attorney, Clifford, Clifford & Olson; Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of Deere & Company.

PAUL D. CUMMINGS(1) (3102 BELAIRE DRIVE, OKLAHOMA CITY, OKLAHOMA 73110)

Age 83, Director of the Fund, [SINCE 1969;], American National Income Fund, Inc. [SINCE 1969;] and Triflex Fund, Inc. [SINCE 1971;], Retired President and
Director of Globe Life and Accident Insurance Company [FROM     TO     ;].

JACK T. CURRIE(2) (515 POST OAK BOULEVARD, SUITE 750, HOUSTON, TEXAS 77027)

Age 69, Director of the Fund [SINCE ;], American National Income Fund, Inc. [SINCE ;] and Triflex Fund, Inc. [SINCE 1971;]; Personal Investments [SINCE
    ;]; Director of American Indemnity Financial Corporation [SINCE     ;],
holding company for casualty insurance company; Director of Stewart & Stevenson
Services, Inc. [SINCE     ;], designs and constructs power generating systems.

*MICHAEL W. MCCROSKEY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

Age 54, President and Director of the Fund, American National Income Fund, Inc. and Triflex Fund, Inc. [SINCE 1994;]; President, Chief Executive Officer, Director and member of the Executive Committee of SM&R [SINCE 1994;]; President, Chief Executive Officer and Director of SM&R Capital Funds, Inc. [SINCE 1994;]; President and Director of American National Investment Accounts, Inc. [SINCE 1994;]; Executive Vice President of American National [SINCE 1996;] [SENIOR VICE PRESIDENT OF AMERICAN NATIONAL, FROM 1991 TO 1996;]Vice President of Standard Life and Accident Insurance Company [SINCE 1988;]; Vice President, Investments of American National Property and Casualty Company [SINCE 1994;]; Vice President, Investments of American National General Insurance Company [SINCE 1994;]; Assistant Secretary of American National Life Insurance Company of Texas [SINCE 1986;]; Vice President of Investments for Garden State Life Insurance Company [SINCE 1994;]; Vice President, Pacific Property and Casualty [SINCE 1996;], life, health and accident subsidiaries of American National; President and Director of ANREM Corporation [SINCE 1977;]; President and Director, ANTAC, Inc. [SINCE 1995;]; Director, Comprehensive Investment Services, Inc. [SINCE 1997;]

IRA W. PAINTON, C.L.U.(2) (12004 DAHOON, OKLAHOMA CITY, OKLAHOMA 73120)

Age 80, Chairman of the Board [SINCE 1989;] and Director of the Fund, American National Income Fund, Inc. and Triflex Fund, Inc. [SINCE 1967;]; Retired President of the Fund, American National Income Fund, Inc. and Triflex Fund, Inc. [FROM 1968 TO 1993;]; Retired President and Director of SM&R [FROM 1968 TO 1993;].

DONALD P. STEVENS(1) (UNIVERSITY OF TEXAS MEDICAL BRANCH, STATION 1, BOX 41,
  GALVESTON, TEXAS 77550)

Age 50, Director of the Fund, American National Income Fund, Inc. and Triflex
Fund, Inc. [SINCE     ;]; Assistant to the President for Government Relations of
The University of Texas Medical Branch [SINCE     ;], a medical school and
hospital system; Vice President of Jamail Galveston Foundation [SINCE     ;].

STEVEN H. STUBBS, C.F.A. (514 POPLAR AVENUE, PHILADELPHIA, MISSISSIPPI)

Age 59, Director of the Fund, American National Income Fund, Inc. and Triflex Fund, Inc. [SINCE 1987;]; Former Director, President and Chief Executive Officer of The Westcap Corporation [FROM 1994 TO 1996;];

Former President and Chief Executive Officer of SM&R and the Fund, American National Income Fund, Inc. and Triflex Fund, Inc. [FROM 1987 TO 1994

------------------------

(1) Member of Audit Committee

(2) Member of Nominating Committee

* "Interested Persons" as defined in the Investment Company Act of 1940. As indicated under the business experience section of the above table, Mr. McCroskey is President and Chief Executive Officer and a director of SM&R.

                           ORGANIZATION OF THE BOARD

The Board of Directors maintains two Committees: the Nominating Committee and the Audit Committee. The Nominating Committee is responsible for making recommendations to the Board of Directors as to the selection of nominees for Directors. In performing these functions, the committee will consider nominees recommended by stockholders. Stockholder recommendations should be submitted, in writing, to the Secretary of the Fund and should include a description of the proposed nominee's qualifications, other relevant biographical data and an indication of the willingness of the proposed nominee to serve if nominated and elected. Ralph S. Clifford, Jack T. Currie and Ira W. Painton are the present members of the Nominating Committee. No meetings of the Nominating Committee were held during the fiscal year ended December 31, 1997.

The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection and appointment of and compensation paid to the Fund's independent auditors, reviewing the scope and results of audits made by such independent auditors, to making recommendations to the Board as to the scope of future audits, inquiring into, reviewing and making recommendations with respect to the adequacy of the Fund's accounting and financial controls, and otherwise assuring effective communication between such auditors and the Board of Directors as a whole. Ralph S. Clifford, Paul D. Cummings and Donald P. Stevens are the present members of the Audit Committee. Two meetings of the Audit Committee were held during the fiscal year ended December 31, 1998. All three committee members were in attendance at those meetings.

The Fund held four (4) meetings of its Board of Directors during the fiscal year ended December 31, 1997. None of the directors missed more than one (1) of the four (4) meetings.

                     EXECUTIVE OFFICERS OF THE TRIFLEX FUND

The following information is given with respect to each of the Fund's executive officers and portfolio managers who are not directors:

TERESA E. AXELSON (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

Age 50, Vice President of the Fund [SINCE 1991;] Secretary of the Fund [SINCE 1983; ASSISTANT VICE PRESIDENT OF SM&R FROM 1989 TO 1991;] Vice President of SM&R [SINCE 1991;] Secretary of SM&R, American National Investment Accounts, Inc., American National Income Fund, Inc., Triflex Fund, Inc. and SM&R Capital Funds, Inc. [SINCE 1983;]

GORDON D. DIXON (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

Age 52, Vice President and Portfolio Manager of the American National Growth Fund [SINCE 1993;] Director, Senior Vice President, Chief Investment Officer of SM&R and a member of the investment and executive committees of SM&R [SINCE 1993;] Vice President, Portfolio Manager of American National Investment Accounts, Inc.--Growth Portfolio; Co-Manager of the American National Income Fund, Inc. and American National Investment Accounts, Inc.--Managed Portfolio [SINCE 1993;] Vice President of Stocks for American National Insurance Company [SINCE 1993;] Vice President of Investments for Garden State Life Insurance
Company [SINCE     ;] President and Director of Comprehensive Investment

Services, Inc. [SINCE 1997;] Former Director of Equity Strategy Research and
Trading for C&S/Soran Bank (now Nations Bank), Atlanta, Georgia [FROM     TO
1993;].

BRENDA T. KOELEMAY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

Age 43, Vice President and Treasurer of the Fund [SINCE 1992;] Vice President and Treasurer of SM&R [SINCE 1992;] Vice President and Treasurer of American National Income Fund, Inc., Triflex Fund, Inc., SM&R Capital Funds, Inc. and American National Investment Accounts, Inc. [SINCE 1992;] Treasurer of Comprehensive Investment Services, Inc. [SINCE 1997;] Senior Manager, KPMG Peat Marwick [FROM 1980 TO 1992;].

MICHAEL W. MCCROSKEY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

See "Information Concerning Nominees for Directors" above.

EMERSON V. UNGER, C.L.U. (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

Age 52, Vice President of the Fund [SINCE 1983;] Vice President of SM&R [SINCE 1983;] Vice President of American National Income Fund, Inc., Triflex Fund, Inc., SM&R Capital Funds, Inc. and American National Investment Accounts, Inc. [SINCE 1983;]

WILLIAM R. BERGER, C.F.A. (ONE MOODY PLAZA, GALVESTON, TEXAS 77550)

AGE 34, [VICE PRESIDENT AND PORTFOLIO MANAGER FOR THE FUND SINCE 1993; CO-MANAGER OF THE AMERICAN NATIONAL INCOME FUND SINCE 1993;] Vice President, Portfolio Manager of the American National Investment Accounts, Inc.--Balanced Portfolio and Co-Manager of the Managed Portfolio [SINCE 1993;] Assistant Vice President of Investments for American National [SINCE 1993] Vice President, Comprehensive Investment Services [SINCE 1997;] Former Portfolio Manager for Trinity Investment Management, Bellefonte, Pennsylvania, investment adviser [FROM 1989 TO 1994]; Former auditor for Coopers & Lybrand, Dallas, Texas.
                   .

    STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OFFICERS AND DIRECTORS

According to the Fund's records, the following stockholders owned five percent (5%) or more of the outstanding Common Stock as of the Record Date:

                                                                              AMOUNT AND NATURE OF   PERCENT OF
  TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP      CLASS
-------------------  ------------------------------------------------------  ----------------------  -----------
Triflex Fund, Inc.   American National Insurance Company(1)                    205,842.399 (direct)      14.67%
Triflex Fund, Inc.   Securities Management and Research, Inc.(1)               120,690.006 (direct)       8.60%

------------------------

(1) The address of American National Insurance Company and SM&R is One Moody Plaza, Galveston, Texas 77550.

The Fund is not aware of any other person (including any "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who held, of record or beneficially, more than 5% of Fund's Common Stock outstanding on the Record Date.

SM&R, the investment adviser, manager and underwriter of the Fund, is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of

Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

As of the Record Date, each of the Fund's directors and nominees for director, and the Fund's directors and officers as a group, had the following ownership in the Fund:

                                                                               AMOUNT AND NATURE OF    PERCENT OF
 TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP       CLASS
-----------------  ----------------------------------------------------------  --------------------  ---------------
Common Stock       Jack T. Currie                                                  300.000 (direct)             *

Common Stock       Ira W. Painton                                                3,868.298 (direct)             *

Common Stock       Michael W. McCroskey                                          2,282.944 (direct)             *

Common Stock       Directors and Executive Officers as a group                   7,428.494 (direct)             *

------------------------

* Less than 1% owned. The information above was furnished by the Fund's directors and officers.

                     REMUNERATION OF OFFICERS AND DIRECTORS

The officers of the Fund receive remuneration only from SM&R and not from the Fund. Directors are paid a $500 per meeting fee by the Fund for attendance at Board Meetings, a $2,000 annual retainer fee and reimbursement of travel expenses. The annual retainer fee and the travel expenses are allocated between the Fund, the American National Income Fund, Inc. and the American National Growth Fund, Inc. The Chairman of the Board is paid an additional $1,000 per meeting. The individual directors received the following compensation from the Fund for the fiscal year ended December 31, 1997:

                                         AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM FUND AND
       NAME OF PERSON, POSITION                 FROM FUND          FUND COMPLEX PAID TO DIRECTORS
---------------------------------------  -----------------------  ---------------------------------
Ralph S. Clifford, Director                     $   3,533                    $    10,600(1)

Paul D. Cummings, Director                      $   3,533                    $    10,600(1)

Jack T. Currie, Director                        $   2,833                    $     8,499(1)

Michael W. McCroskey, Director                     -0-                           -0-    (2)(3)

Ira W. Painton, Chairman of Board               $   4,667                    $    14,000(1)

Donald P. Stevens, Director                     $   3,533                    $    10,600(1)

Steven H. Stubbs, Director                      $   3,333                    $    10,000(1)

------------------------

(1) Also serves as director of American National Growth Fund, Inc. and Triflex Fund, Inc., investment companies advised by SM&R.

(2) Also serves as director for SM&R Capital Funds, Inc., an investment company advised by SM&R.

For the period ended December 31, 1997, the directors were paid fees totaling approximately $22,722.

REQUIRED VOTE

Election of each nominee as a Director requires, as to the entire Fund, the affirmative vote of a plurality of the shares present (in person or by proxy) at the Meeting, provided that at least a majority of the outstanding shares entitled to be cast are present at the Meeting. Cumulative voting is not permitted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING SLATE OF NOMINEES AS DIRECTORS: RALPH S. CLIFFORD, PAUL D. CUMMINGS, JACK T. CURRIE, MICHAEL W. MCCROSKEY, IRA W. PAINTON, DONALD P. STEVENS AND STEVEN H. STUBBS.

                              PROPOSAL 2. AUDITORS
                           (ITEM 2 ON THE PROXY CARD)

The Audit Committee and Board of Directors appointed Tait, Weller & Baker ("TWB") as the Fund's independent auditors for the fiscal year ended December 31, 1998. KPMG Peat Marwick ("KPMG") served as the Fund's auditor for the last fiscal year, however, due to a concern over a potential conflict of interest, the Audit Committee and Board of Directors decided not to appoint KPMG for the current fiscal year.

There is no disagreement between the Fund and KPMG. At no time did KPMG's report on the Fund's financial statements contain an adverse opinion or a disclaimer of opinion or any qualification or modification as to uncertainty, audit scope, or accounting principles. At no time were there any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Fund does not expect representatives of KPMG or Tait, Weller & Baker to attend this Special Meeting.

REQUIRED VOTE

Ratification of the selection of TWB as independent auditors requires, as to the entire Fund, the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting, provided that at least a majority of the outstanding shares entitled to be cast are present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG AS THE FUND'S INDEPENDENT AUDITORS.

           PROPOSAL 3. AMENDMENT OF FUND'S ARTICLES OF INCORPORATION

The Fund's Articles of Incorporation have not been amended since the Fund was reincorporated in Maryland in 1989. Since such time, mutual funds with "multi-classes" have become increasing popular. Issuing different "classes" of shares with different expenses (such as sales charge) would allow the Fund substantially more flexibility in the marketing of its shares. Such flexibility would open up additional distribution channels and opportunities which could result in substantial growth for the Fund.

In a multi-class fund, each "series" (or portfolio) of shares (the Fund has only one series of shares, but a series fund such as the SM&R Capital Funds, Inc. has multiple series) is divided into "classes." The underlying investments of each class in a series are the same, but different sales and other charges are imposed on the different classes to facilitate distribution through different channels or to investors with different preferences as to charges.

The multi-class structure would also permit adoption of 12b-1 plans for one or more of the new classes. A 12b-1 plan allows the Fund to assess asset-based fees in order to cover distribution expenses. Of course, if such a plan is adopted and it applies to existing shareholders, such shareholders would need to approve the plan.

The Fund's Board of Directors proposes changes in the Fund's Articles of Incorporation to allow for different classes of shares in each Series with different sales loads and other fees and expenses and/or different services. It is currently anticipated that such classes of shares would be created and sold as soon as reasonably practicable, probably in the last quarter of 1998. In conjunction with this plan, sales of new accounts in the current class would probably end, but existing shareholders would still be allowed to make additional investments in their accounts, and their fees and expenses would not be increased as a result of this plan. On the other hand, the plan is intended to increase the Fund's assets through sales of the other classes and the increased asset base could have a positive effect on performance and could also reduce the Fund's expense ratio. A vote in favor of the revisions to the Articles of Incorporation is therefore a vote in favor of the plan to create new classes of shares.

In addition, the Fund's Board of Directors has approved certain other "clean-up" amendments to the Fund's Articles of Incorporation. The amendments can be summarized as follows:

<*>Article III</*>                   The change is to simply change the word "purposes"
                                     to "purpose".

<*>Article III, Section (3):</*>     The change is simply to define the phrase
                                     "Maryland General Corporation Law" to include all
                                     amendments, supplements or substitutions to that
                                     act.

<*>Article III, Section (4):</*>     The change simply utilizes the definition of
                                     Maryland General Corporation Law provided in
                                     Article III, Section (3).

<*>Article III, Section (9):</*>     The change simply utilizes the definition of
                                     Maryland General Corporation Law provided in
                                     Article III, Section (3).

<*>Article V:</*>                    The modifications to this Article were necessary
                                     to provide for multiple series and classes of
                                     capital stock and the preferences, conversion and
                                     other rights, voting powers, restrictions, and
                                     limitations associated therewith. In addition, the
                                     par value is being reduced from one dollar ($1.00)
                                     to one cent ($0.01) per share to reduce filing
                                     fees associated with future increases in
                                     authorized shares.

<*>Article VI:</*>                   The minor modifications to this articles simply
                                     reflect the fact that the changes to Article V
                                     allow for multiple classes and series.

<*>Article VIII, Section (3): </*>   This changes simply reinserts a provision
                                     regarding cumulative voting that was deleted from
                                     revised Article V.

<*>Article VIII, Section (7): </*>   This section is a new provision specifically
                                     permitting Corporation to enter into contracts for
                                     dividend disbursing agents, transfer agents,
                                     registrars and custodians.

<*>Article VIII, Section (8): </*>   This section is a new provision specifically
                                     permitting Corporation to enter into contracts for
                                     the delegation of management or administrative
                                     functions.

<*>Article IX, Section (1):</*>      The change was simply to add some language
                                     clarifying meaning of provision.

As amended, the Restated Articles of Incorporation for the Fund would read as shown in Appendix A.

REQUIRED VOTE

The amendment of the Articles of Incorporation requires, as to the entire Fund, the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting, provided that at least a majority of the outstanding shares entitled to be cast are present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION.

        PROPOSALS 4(a) - (p): APPROVAL OR DISAPPROVAL OF THE AMENDMENT, RESTATEMENT OR ELIMINATION OF THE FUND'S INVESTMENT RESTRICTIONS
                           (ITEM 4 ON THE PROXY CARD)

For each proposed change or element of this Proposal the relevant current self-designated restriction is described below. The effect of a "FOR" vote on each element of Proposal 4 is detailed, i.e., whether the current self-designated restriction will be: (i) amended; (ii) restated; or (iii) eliminated entirely. If a proposed restriction will amend or restate the current self-designated restriction, then such proposed amendment or restatement is also described in detail.

The Board of Directors recommends that shareholders of the Fund approve proposals to amend, restate or eliminate the Fund's current investment restrictions. These investment restrictions are fundamental policies that may be changed by the Fund only with the approval of a majority of the outstanding shares of the Fund, as determined by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The entire slate of proposed fundamental restrictions as well as the current fundamental restrictions are provided in Exhibit B for your reference when deciding whether to vote on the proposed changes as a group or individually. Each proposed fundamental restriction is also specifically discussed below where appropriate. The Fund may adopt additional or supplemental fundamental investment restrictions if required by federal regulators or if determined by the Board of Directors to be necessary or desirable. The proposed restrictions meet all of the requirements of the 1940 Act and no other fundamental investment restrictions beside those set forth in Exhibit B are presently required by the 1940 Act.

One reason for amending, restating or eliminating the Fund's investment restrictions is to adopt, insofar as possible, a uniform statement of investment restrictions for the mutual funds advised by SM&R, the Fund's investment adviser, as well as for funds that may be created in the future. Such uniformity would facilitate the comparison of the investment restrictions of different funds, as well as the administration of the investment restrictions by the portfolio managers. The proposals would also result in a clearer and simpler statement of these investment restrictions.

Another reason for amending, restating or eliminating the Fund's investment restrictions is to modernize the investment restrictions. Certain of the Fund's fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements which at one time led the Board of Directors to impose them on the management of the Fund's investments. The Directors believe that the passage of time, changes in regulatory standards, or the development of new practices have rendered certain of the Fund's fundamental investment restrictions unnecessary or unwarranted. In certain cases, investment restrictions were adopted in response to state securities laws and regulations restricting certain types of investment company practices and investments. Because the states no longer have the power to enforce these investment restrictions in light of the National Securities Markets Improvement Act of 1996 ("NSMIA"), the elimination of these restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Fund's investment portfolios. In other cases, fundamental restrictions reflect federal regulatory requirements that remain in effect, but that are not required to be fundamental restrictions.

The Directors propose to amend or eliminate those investment restrictions that are redundant or that are inconsistent with current regulatory standards or industry practice. In particular, the Directors propose to eliminate certain fundamental investment restrictions that are no longer legally required, and to amend certain fundamental investment restrictions that are more restrictive than currently is required by law. The Directors believe that eliminating or amending such restrictions would afford the Fund greater flexibility in responding to investment opportunities that may arise from time to time.

The Directors also propose to eliminate other fundamental investment restrictions that are not required to be fundamental. It is anticipated that if the shareholders of the Fund vote to eliminate such a fundamental investment restriction, the Board of Directors would adopt a new non-fundamental policy in lieu of that restriction. Non-fundamental investment restrictions may be adopted or changed by the Board of Directors, without seeking approval from shareholders. The Directors believe that reducing the number of restrictions that can be changed only by shareholder vote will result in an enhanced ability to modify investment policies, as appropriate, to respond to changing markets and new investment opportunities, and will minimize costs and delay associated with soliciting shareholders when new opportunities or market changes arise. Finally, the Directors propose to restate certain of the Fund's investment restrictions, as described below, in order to render clearer and simpler statements of the Fund's fundamental policies.

The Directors do not anticipate that the proposed amendment, restatement, or elimination of the Fund's investment restrictions will result in a material change in the level of risk associated with an investment in the Fund. If the proposed changes are approved by shareholders of the Fund at the Meeting, the Fund's registration statement, including its prospectus and statement of additional information, would be revised, as appropriate, to reflect such changes and, as necessary, to reflect modified investment policies. Any amendment, restatement or elimination of an investment restriction would be effective upon the effective date of the revised registration statement. In the event that an amendment, restatement, or elimination of a restriction or restrictions is not approved by the Fund's shareholders, the Fund will retain the current fundamental restriction or restrictions, as applicable.

VOTING PROCEDURES

Each element of Proposal 4, as discussed below and presented on the proxy voting ballot, may be voted on either (i) as a group or (ii) by each element (not both). If the entire slate of Proposal 4 is approved, the Fund will have no fundamental investment policies or investment restrictions except those set forth in Exhibit B.

If shareholders of the Fund approve some, but not all, of the proposed modifications, the Fund will have a combination of certain current self-designated restrictions and certain proposed restrictions. In that event, the Fund would have as its only fundamental restrictions the combination of (i) approved proposed restrictions, and (ii) current self-designated restrictions which were retained by shareholder vote.

A vote on the entire group of proposed modifications will be counted as if it were a vote on each separate proposed modification. For example, a vote "FOR" the entire group of proposed modifications on the proxy voting ballot will be counted as a vote "FOR" each proposed modification. In the event that a proxy voting ballot is returned with a vote on the entire slate and a vote on a specific element of Proposal 4, the vote on the entire slate of proposed will be considered determinative of, and counted as, the shareholder's intended vote. If any part of Proposal 4 is adopted, then the Fund's Prospectus and Statement of Additional Information will be revised to reflect the changes in the Fund's fundamental investment policies and restrictions when such changes become effective.

The Board of Directors believes that submitting each element of Proposal 4 to the Fund's shareholders at this time is in the shareholders' and the Fund's best interest because it takes advantage of the opportunity afforded the need to submit Proposal 3 above to the Fund's shareholders. This will potentially spare the Fund the extra costs and time delay of having a subsequent shareholder meeting to consider changes to the Fund's current self-designated restrictions.

PROPOSAL 4(a): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE FUND'S INVESTMENT RESTRICTIONS ON ISSUER DIVERSIFICATION.

The Fund has two current fundamental investment restrictions that together prohibit the Fund from: (i) purchasing the securities of any one issuer (other than securities issued or guaranteed by the U.S. government), if, immediately after and as a result of such purchase, the market value of the Fund's holding in the securities of such issuer exceeds 5% of the Fund's total assets; and (ii) purchasing the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.

To be diversified under the 1940 Act, an open-end investment company must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. The Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities, or securities of other investment companies.

The Board of Directors proposes amending the investment restrictions of the Fund to require diversification only to the extent that is required under the 1940 Act. Additional diversification requirements are required for the Fund to be treated as a regulated investment company for federal income tax purposes. These tax-based requirements are not required to be reflected in the proposed investment restrictions and may not be affected by the proposal.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy on issuer diversification:

THE FUND, WITH RESPECT TO 75% OF THE FUND'S TOTAL ASSETS, MAY NOT PURCHASE SECURITIES OF AN ISSUER (OTHER THAN CASH OR CASH ITEMS, OR SECURITIES OF THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES OR OF OTHER INVESTMENT COMPANIES), IF (I) SUCH PURCHASE WOULD CAUSE MORE THAN 5% OF THE FUND'S TOTAL ASSETS TAKEN AT MARKET VALUE TO BE INVESTED IN THE SECURITIES OF SUCH ISSUER, OR
(II) SUCH PURCHASE WOULD AT THE TIME RESULT IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER BEING HELD BY THE FUND.

PROPOSAL 4(b): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OR ELIMINATION OF THE FUND'S INVESTMENT RESTRICTIONS ON BORROWING, MARGIN PURCHASING, AND PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on borrowing. Pursuant to the 1940 Act, a mutual fund is prohibited from issuing any "senior security," including debt, except that such fund may borrow from banks in an amount not exceeding one-third of its total assets. A senior security includes any form of indebtedness that would have priority over the Fund's common stock as to the distribution of assets or payment of dividends.

The Fund currently has a fundamental investment restriction on borrowing that provides that the Fund does not borrow money, except that the Fund may borrow an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities. This restriction also provides that the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets. The restriction states that the Fund may borrow solely to facilitate management of its portfolio to enable the Fund to meet redemption requests and to obtain short-term credits as may be necessary for transaction clearance, and that all borrowings must be repaid before any additional investments are made.

The Board of Directors recommends that the Fund adopt a fundamental investment restriction (i) permitting borrowing up to the maximum allowed by the 1940 Act, and (ii) permitting the Fund to enter into mortgage dollar rolls accounted for as a financing. Like the current restriction, the proposed restriction would clarify that the Fund may obtain short-term credits to effect transaction clearance. For purposes of the Fund's policy on borrowing, the Fund does not consider certain investments and practices to be borrowings, including short sales, currency transactions, mortgage dollar rolls which are not accounted for as financing, forward contracts, swaps, interest rate caps, floors and collars, options, futures contracts, options on futures contracts, and forward commitment transactions. The proposed restriction would eliminate the provision with respect to pledging, mortgaging or hypothecating assets. Such provision was adopted in response to a requirement imposed by certain state securities laws, and such laws no longer apply to the Fund.

The Fund also has a fundamental investment restriction that provides that the Fund does not purchase securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Under the 1940 Act, purchases on margin are permitted to obtain short-term credit for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts or related options. The Directors believe that the Fund should have the flexibility to engage in such margin transactions, and propose that the Fund amend its fundamental investment restriction on margin purchases to permit the purchase of securities on margin to the extent permitted by applicable law. The Directors also propose that the restriction on margin purchases be combined with the Fund's investment restriction on borrowing. The Directors believe that the proposed amendment on margin purchases would permit the Fund maximum flexibility to respond to a changing regulatory environment.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental investment restrictions on borrowing, margin purchases, and pledging, mortgaging or hypothecating assets:

THE FUND MAY NOT BORROW MONEY, EXCEPT (A) THE FUND MAY BORROW FROM BANKS (AS DEFINED IN THE ACT) OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AMOUNTS UP TO 33_% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (B) THE FUND MAY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (C) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDITS AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES, (D) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND (E) THE FUND MAY ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS WHICH ARE ACCOUNTED FOR AS FINANCINGS.

PROPOSAL 4(c): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE FUND'S INVESTMENT RESTRICTION ON LENDING.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on lending. The Fund's current fundamental investment restriction on lending prohibits the Fund from making loans except certain call loans upon collateral security. A call loan is any loan that is repayable upon demand. For purposes of this restriction, the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan.

The Directors believe that securities lending and investment in repurchase agreements with banks, broker-dealers and other financial institutions would be attractive investments for the Fund. The Directors propose to amend the Fund's investment restriction on lending to permit the Fund to engage in securities lending to the extent permitted by applicable law and to enter into repurchase agreements with banks, brokers-dealers and other financial institutions. The proposed amendment of the Fund's fundamental investment restriction on lending also would permit the Fund to make loans through the purchase of debt obligations. Such provision would incorporate the Fund's current policy that permits loans through the purchase of publicly distributed bonds, debentures and other debt securities, but restates such policy more succinctly. The proposed restriction also would delete the reference to call loans.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy on lending:

THE FUND MAY NOT MAKE LOANS, EXCEPT THROUGH (a) THE PURCHASE OF DEBT OBLIGATIONS IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE AND POLICIES, (b) REPURCHASE AGREEMENTS WITH BANKS, BROKERS, DEALERS, AND OTHER FINANCIAL INSTITUTIONS, AND
(c) LOANS OF SECURITIES AS PERMITTED BY APPLICABLE LAW.

PROPOSAL 4(d): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE FUND'S INVESTMENT RESTRICTIONS ON UNDERWRITING.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by other issuers. The Fund's current restriction on underwriting provides that the Fund will not underwrite securities issued by other persons. The Board of Directors proposes to restate the Fund's current restriction to on underwriting conform it to the standard restriction applicable to other funds advised by SM&R. The proposed restriction also would clarify that such restriction would not apply to sales of portfolio securities by the Fund that may be deemed to be an underwriting. The proposed restatement of the Fund's policy, which does not represent a material change in investment policy, would prohibit the Fund from underwriting the securities of other issuers (which is not a part of the normal activities of a mutual fund).

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy on underwriting:

THE FUND MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT THE SALE OF PORTFOLIO SECURITIES BY THE FUND MAY BE DEEMED TO BE AN UNDERWRITING.

PROPOSAL 4(e): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE FUND'S INVESTMENT RESTRICTION ON COMMODITIES.

The 1940 Act requires that a mutual fund have a fundamental investment policy regarding investments in commodities. The Fund's current investment restriction on commodities provides that the Fund does not purchase or sell commodities or commodity contracts. The Fund also has a fundamental investment restriction prohibiting investment in certain physical commodity and real estate interests (discussed under Proposal 4(h) below). Such fundamental restriction prohibits the Fund from investing in oil, gas or mineral leases or rights on royalty contracts.

Pursuant to the current restriction on commodities, the Fund does not invest in forward foreign currency exchange contracts and options thereon, because such instruments are considered to be commodity contracts. Financial futures contracts (I.E., futures contracts on securities indices, Treasury Bonds and currency) and options thereon are also considered to be commodity contracts. Although there is no present intent to have the Fund invest in financial futures contracts or options thereon, the Board of Directors proposes that the fundamental restriction on investment in commodities be liberalized to permit investments in financial futures and options thereon to the full extent permitted under applicable law.

Broadening the restriction in this manner is consistent with mutual fund industry practice for funds similar to the Fund and will provide flexibility to invest in such instruments in the future if the Board of Directors determines that investment in such instruments would be advantageous to the Fund. The proposed restriction would clarify that certain practices in which the Fund may engage (such as forward foreign currency contracts or swaps) are not subject to the restriction on commodities.

The Board of Directors also recommends that the shareholders vote to eliminate the provision contained in the restriction on investment in certain physical commodity and real estate interests (discussed under Proposal 4(h) below) that prohibits investment in oil, gas and mineral leases, and rights on royalty contracts. As discussed below, the Board of Directors believes that such restriction no longer is required by state regulation, and that is redundant because the Fund's policy with respect to investment in physical commodities interests already is addressed by both the current and proposed investment restrictions on commodities.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy with respect to commodities:

THE FUND MAY NOT INVEST IN COMMODITIES OR COMMODITY CONTRACTS, EXCEPT THAT THE FUND MAY INVEST IN CURRENCY AND FINANCIAL INSTRUMENTS AND CONTRACTS THAT ARE COMMODITIES OR COMMODITY CONTRACTS.

PROPOSAL 4(f): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUND'S INVESTMENT RESTRICTIONS ON INVESTMENT IN REAL ESTATE.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The Fund's current investment restriction on real estate prohibits the Fund from investing in mortgage loans, although the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages. A separate restriction on certain physical commodity and real estate interests (discussed in Proposal 4(h) below) provides, among other the things, that the Fund does not invest in real estate or real estate limited partnerships. The proposed new restriction relating to real estate would combine these two current restrictions.

The Board of Directors proposes that the Fund's fundamental investment restrictions on investment in real estate be amended and restated to provide the Fund maximum flexibility under the 1940 Act to invest in interests secured by real estate and to reflect the standard restriction applicable to other funds advised by SM&R. The proposed fundamental investment restriction would permit the Fund to invest in securities secured by real estate or interests therein, securities of real estate investment trusts and in mortgage-related securities. Such restriction also would provide that the Fund may hold and sell real estate acquired by the Fund as a result of the ownership of securities, affording the Fund additional flexibility to own real estate directly as a result of the exercise of its rights in connection with debt obligations secured by real estate, which may serve to protect the Fund in the event an issuer of debt securities is unable to meet its obligations. Any investments in securities secured by an interest in real estate would be, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed restriction would restate succinctly and in one restriction all of the provisions relating to real estate that are contained in the Fund's investment restrictions.

If the proposed investment restriction on investment in real estate is approved, the Board of Directors recommends that the shareholders vote to eliminate the provision contained in the restriction on investment in certain physical commodity and real estate interests (discussed under Proposal 4(h) below) that prohibits investment in real estate or real estate limited partnerships. The provision on investment in real estate would be redundant. Moreover, Fund management would interpret the proposed restriction on investment in real estate to prohibit investment in real estate limited partnerships. Therefore, any provision explicitly prohibiting investment in real estate limited partnerships would be unnecessary, and also should be eliminated. The Directors recommend that shareholders also vote to eliminate the provision contained in the Fund's investment restriction on investment in restricted securities (discussed under Proposal 4(l) below) that prohibits certain investments in mortgage loans. If the proposed restriction on investment in real estate is approved, the prohibition on investments in mortgage loans would be redundant.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy on investment in real estate:

THE FUND MAY NOT PURCHASE, HOLD OR DEAL IN REAL ESTATE, ALTHOUGH THE FUND MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR INTERESTS THEREIN, SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, AND MORTGAGE-RELATED SECURITIES AND MAY HOLD AND SELL REAL ESTATE ACQUIRED BY THE FUND AS A RESULT OF THE OWNERSHIP OF SECURITIES.

PROPOSAL 4(g): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE FUND'S INVESTMENT RESTRICTION ON SENIOR SECURITIES.

The 1940 Act restricts the ability of a mutual fund to issue "senior securities," as defined in the 1940 Act, and requires that a mutual fund adopt a fundamental policy with respect to the issuance of such securities. Senior securities include any form of indebtedness that has priority over the Fund's common stock as to the distribution of assets or payment of dividends. As discussed above, under the 1940 Act a mutual fund is not permitted to issue senior securities except for borrowings from banks.

The Fund's current investment restriction on senior securities prohibits the issuance of senior securities. The proposed amendment of the Fund's restriction on senior securities would permit the Fund to issue senior securities to the extent permitted by applicable law. In addition to permitting the borrowing contemplated above under Proposal 4(b), the amendment clarifies that the Fund does not consider certain investment practices, such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on the Fund to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. The proposed amendment permits the Fund maximum flexibility to respond to a changing regulatory environment.

The Board of Directors proposes that the Fund adopt the following investment restriction in lieu of its current fundamental policy on senior securities:

THE FUND MAY NOT ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

PROPOSAL 4(h): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENT IN CERTAIN PHYSICAL COMMODITY AND REAL ESTATE INTERESTS.

The Fund has a fundamental investment restriction that prohibits it from investing in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships. The Board of Directors proposes that shareholders vote to eliminate this fundamental investment restriction.

The portion of the restriction that prohibits investment in oil, gas and mineral interests was imposed by certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Fund. Moreover, as discussed above under Proposal 4(e), this provision is redundant because a Fund's policy with respect to investment in interests in physical commodities already is addressed by both the current and proposed investment restrictions on commodities. The Board of Directors recommends that the provision restricting investment in oil, gas or other mineral leases or rights on royalty contracts be eliminated.

As discussed above under Proposal 4(f), if the proposed amendment to the Fund's fundamental investment restriction on investment in real estate is approved, the provision in the restriction on investment certain physical commodity and real estate interests that prohibits investment in real estate or real estate limited partnerships would be redundant. Accordingly, the Board of Directors proposes that such provision be eliminated.

PROPOSAL 4(i): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON SHORT SALES OF SECURITIES.

The Fund has a fundamental investment policy limiting short sales of securities. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Board of Directors recommends that shareholders vote to eliminate this fundamental investment restriction. If shareholders approve the elimination of this investment restriction, the Board of Directors plans to adopt a non-fundamental investment policy prohibiting the Fund from engaging in the strategy of short sales of securities. Under this investment policy, which could be changed by the Board without shareholder approval, entering into short sales "against the box" would not be deemed to be engaging in the strategy of short sales of securities. In a short sale "against the box," the Fund could engage in short sale if it owned, or, by virtue of its ownership of other securities, had the right to obtain, securities equivalent in kind and amount to the securities sold short.

The Board of Directors proposes that the Fund adopt the following non-fundamental investment restriction in lieu of its current fundamental policy on short sales of securities:

THE FUND MAY NOT ENGAGE IN THE STRATEGY OF SHORT SALES OF SECURITIES.

PROPOSAL 4(j): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON INVESTMENTS TO EXERCISE CONTROL OR MANAGEMENT.

The Fund currently has a fundamental investment restriction that prohibits it from investing in a company for the purpose of exercising control or management. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on investment to exercise control or management no longer apply to the Fund. The Board of Directors therefore has concluded that it is in the best interests of the Fund and its shareholders to eliminate such restriction.

PROPOSAL 4(k): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON INVESTING IN OTHER INVESTMENT COMPANIES.

The Fund currently has a fundamental investment restriction that provides that the Fund does not invest in securities issued by any other investment company, except in a regular transaction in the open market. The 1940 Act limits the extent to which a mutual fund may invest in other investment companies, but does not require a mutual fund to adopt a fundamental restriction with respect to such investment. The Board of Directors believes that the Fund's current fundamental investment restriction on investment in other investment companies is unnecessary and should be eliminated. The Board also believes that the 1940 Act provisions regarding investment in other investment companies may change from time to time, and therefore such fundamental restriction should be eliminated in order to permit the Fund maximum flexibility in responding to a changing regulatory environment. The Directors believe it is in the best interests of the Fund and its shareholders to eliminate the current restriction on investment in other investment companies.

PROPOSAL 4(l): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S RESTRICTIONS ON INVESTMENT IN RESTRICTED AND ILLIQUID SECURITIES.

The Fund currently has a fundamental investment restriction that provides that the Fund will not invest in securities which have been acquired through private placement transactions, or "restricted securities." The Fund also has a fundamental investment restriction that provides that the Fund will not invest in securities that are not readily marketable, or "illiquid" securities. Restricted securities are those that are subject to legal or contractual delays on resale. Illiquid securities are those which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment. The types of securities that are considered illiquid will vary over time based on changing market conditions and regulatory interpretations. Restricted securities are considered illiquid unless they are determined to be liquid pursuant to guidelines and procedures adopted by a mutual fund's board of directors. The current fundamental investment restriction limits investment in all restricted securities, including liquid and illiquid restricted securities.

The Board of Directors recommends that the current investment restrictions on restricted and illiquid securities be eliminated. It is anticipated that if shareholders of the Fund vote to eliminate such restrictions, the Board of Directors would adopt a non-fundamental policy that limits the Fund's investment in illiquid (rather than restricted) securities to 15% of its net assets.

The current restrictions are more restrictive than is required under current law. Under current SEC staff interpretations, a mutual fund, other than a money market mutual fund, must limit investment in illiquid securities to 15% of its net assets. The Fund's current restrictions permit no investment in either restricted or illiquid securities. Eliminating the restriction on restricted securities would permit the Fund to invest in such securities. Eliminating the restriction on illiquid securities, and adopting a non-fundamental policy consistent with the Staff position, would permit the Fund to invest up to 15% of its assets in illiquid securities. Moreover, such restriction would clarify that there is no limit on investment in certain restricted securities, such as Rule 144A securities, foreign securities, or so-called "Section 4(2)" commercial paper that, while presumptively restricted, could be determined under procedures approved by the Board to be "liquid," and therefore would not be subject to the limit on investment in illiquid securities. The Board of Directors believes that eliminating the Fund's fundamental restriction on restricted securities will permit the Fund to take advantage of the increasingly liquid institutional trading markets.

The Board of Directors proposes that the Fund adopt the following non-fundamental investment restriction in lieu of its current fundamental investment restrictions on restricted and illiquid securities:

THE FUND MAY NOT PURCHASE ANY SECURITY WHICH IS AN "ILLIQUID SECURITY" IF MORE THAN 15% OF THE NET ASSETS OF THE FUND TAKEN AT MARKET VALUE WOULD BE INVESTED IN SUCH SECURITIES.

PROPOSAL 4(m): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON PURCHASES WHERE THE FUND MAY BE DEEMED A STATUTORY UNDERWRITER.

The Fund currently has a fundamental investment restriction that provides that the Fund does not purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933 (the "1933 Act"). A mutual fund that purchases restricted securities in a private placement may be deemed, under the 1933 Act, to be an underwriter of such securities to the extent it sells them in certain transactions. The proposed amendment to the Fund's investment restriction on underwriting securities (discussed in Proposal 4(d), above) clarifies that the Fund would not be prohibited from selling restricted securities held in its portfolio merely because the Fund may technically be deemed to be an underwriter as to such securities. Moreover, as discussed in Proposal 4(l), above, the Directors propose that shareholders vote to eliminate the Fund's investment restriction on investment in restricted securities. The fundamental investment restriction on purchases where the Fund would be deemed a statutory underwriter is inconsistent with the Fund's proposed investment restriction on underwriting and with the proposed elimination of the Fund's restriction on investment in restricted securities. The Directors therefore have concluded that it is in the best interests of the Fund and its shareholders to eliminate the policy on purchases where the Fund may be deemed a statutory underwriter.

PROPOSAL 4(n): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON INVESTMENTS IN SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS' CONTINUOUS OPERATIONS.

The Fund currently has a fundamental investment restriction that prohibits it from investing in securities issued by a corporation which has not been in continuous operation for three years (typically referred to as "unseasoned issuers"). The restriction also provides that it is the Fund's operating policy not to invest in any business which has not been in continuous operation for at least five years. The Fund's investment restriction on unseasoned issuers is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Fund. The Directors therefore have concluded that it is in the best interests of the Fund and its shareholders to eliminate the policy on unseasoned issuers. In addition, the Directors believe that elimination of this policy will increase the Fund's flexibility to invest in unseasoned issuers that otherwise might meet its investment objectives and policies.

Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the Directors believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objectives and policies of the Fund warrants the elimination of the current policy.

The Directors believe it is in the best interests of the Fund and its shareholders to eliminate the current restriction on investment in unseasoned issuers.

PROPOSAL 4(o): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON INVESTMENTS IN AN ISSUER OF WHICH FUND OFFICERS AND DIRECTORS OWN MORE THAN A CERTAIN PERCENTAGE.

The Fund currently has a fundamental investment restriction that prohibits it from retaining the securities of any issuer if any officer or Director of the Fund or certain other "interested persons" owns more than 5% of the securities of that issuer. This restriction was mandated by certain state securities laws. The 1940

Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law percentage restrictions on investment by Fund management no longer apply to the Fund. The Directors therefore have concluded that it is in the best interests of the Fund and its shareholders to eliminate the Fund's restriction on investment by Fund management.

PROPOSAL 4(p): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION ON PURCHASING WARRANTS.

The Fund currently has a fundamental investment restriction that limits the Fund's investment in warrants to 5% of its total assets and which mandates that the Fund may purchase only marketable warrants. Such restriction further provides that the Fund does not invest more than 2% of its total assets in warrants that are not listed on the New York or American stock exchanges. Restrictions on purchasing warrants were imposed under certain state securities laws. The 1940 Act does not contain any specific restrictions on purchasing warrants. The Directors therefore have concluded that it is in the best interests of the Fund and its shareholders to eliminate the current restriction on purchasing warrants.

REQUIRED VOTE

Approval of each proposed amendment, restatement or elimination of the Fund's fundamental investment restrictions requires the affirmative vote of a majority of the outstanding shares of the Fund, as determined by the provisions of the 1940 Act. Pursuant to the 1940 Act, a "vote of a majority of the Fund's outstanding voting securities" means the approval by the lesser of (i) more than 50% of the Fund's outstanding voting securities, or (ii) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present (in person or by proxy). If a proposed amendment is not approved with respect to the Fund, the current investment restriction will continue in effect unchanged for the Fund.

BOARD OF DIRECTORS' RECOMMENDATION

The Board of Directors believes that each proposed amendment, restatement, or elimination of the Fund's fundamental investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities, and will clarify and simplify the Fund's restrictions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE AMENDMENT, RESTATEMENT, OR ELIMINATION OF THE FUND'S INVESTMENT RESTRICTIONS.

                             STOCKHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                 ANNUAL REPORT

The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1997, including financial statements, was mailed to stockholders in February, 1998. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Any such request should be made to Teresa E. Axelson, Secretary of the Fund, at One Moody Plaza, Galveston, Texas 77550 or (800) 526-8346, ext. 229.

                                 OTHER BUSINESS

Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                         By Order of the Board of Directors
                                          Teresa E. Axelson,
                                          SECRETARY

                                   APPENDIX A
             <*>AMENDED AND RESTATED]</*> ARTICLES OF INCORPORATION
                                       OF
                               TRIFLEX FUND, INC.

                                   ARTICLE I

The undersigned, Jerry L. Adams, whose address is c/o Greer, Herz & Adams, One Moody Plaza, 14th Floor, Galveston, Texas 77550 and who is an adult of full legal age, does hereby declare that he is an incorporator intending to form a corporation under and by virtue of the Maryland General Corporation Law authorizing the formation of corporations.

                                   ARTICLE II

The name of the Corporation is TRIFLEX FUND, INC.

                                  ARTICLE III
                              PURPOSES AND POWERS

The <#>{purposes}</#>[purpose] for which the Corporation is formed and its objects, rights, power and privileges are:

(1) To conduct and carry on the business of an open-end, management type investment company registered under the Investment Company Act of 1940 (as amended and together with any successor act thereto and all rules, regulations and orders thereunder, referred to as the " '40 Act"), and to have and exercise any and all rights and powers necessary and appropriate to the conduct of such business or in any way incidental thereto;

(2) To subscribe for, or otherwise acquire, purchase, pledge, sell, assign, transfer, exchange, distribute or otherwise dispose of, and generally deal in and hold all forms of securities and other investments, including, but not limited to, stocks (preferred and common), notes, bonds, debentures, script, warrants, participation certificates, bankers acceptances, futures, options of all types on securities and futures, mortgages, commercial paper, chooses in action, evidences of indebtedness and other obligations of every kind and description, precious metals and contracts and rights to acquire or dispose of precious metals, and in connection therewith to hold part or all of its assets in cash or cash equivalents or money market instruments;

(3) To continuously issue and sell shares of its own capital stock (all without the vote or consent of the stockholders of the Corporation) in such amounts and on such terms and conditions, for such purposes and for such amounts or kinds of consideration now or hereafter permitted by the Maryland General Corporation Law<*>[, or any act amendatory thereof, supplemental thereto, or in substitution therefor (the "Maryland General Corporation Law"),]</*> and by the Articles of Incorporation of the Corporation, as its Board of Directors may determine;

(4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, retire or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the <#>{laws of}</#> Maryland
<*>[General Corporation Law]</*> and by the Articles of Incorporation of the
Corporation;

(5) To borrow or raise money for any purpose of the Corporation and from time to time to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to pledge, hypothecate and borrow upon the credit of the assets of the Corporation;

(6) To take all such action as shall be desirable and necessary to cause its shares to be licensed or registered for sale under the laws of the United States and in any state, country, city or other municipality

                                  Appendix A-1
of the United States, the territories thereof, the District of Columbia or in any foreign country and in any town, city or subdivision thereof;

(7) To make contracts and generally to do any and all acts and things necessary or desirable in furtherance of any of the corporate purposes or designed to protect, preserve and/or enhance the value of the corporate assets, all to the extent permitted to business corporations authorized under the laws of the State of Maryland, as now or may in the future be authorized by said laws;

(8) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes, objects or powers hereinbefore set forth to the same extent and as fully as a natural person might or could do, in any part of the world and either alone or in association or partnership with other corporations, firms or individuals;

(9) To have all the rights, powers and privileges now or hereafter conferred by the laws of the State of Maryland upon a corporation organized under the Maryland General Corporation Law<#>{, or under any not amendatory thereof, supplemental thereto or in substitution therefore}</#>; and

(10) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes, objects or powers.

The foregoing clauses are and shall be regarded as independent and separate, and the enumeration in any such clause of any specific objectives and/or powers shall not be construed as limiting or restricting in any way the general objectives and powers stated in any other clause; nor shall any of the objectives and/or powers stated above, except when otherwise expressly provided, be in any way limited or restricted by reference to, or inference from, the terms of any other clause of these Articles of Incorporation.

                                   ARTICLE IV
                      PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, whose address is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V
                                 CAPITAL STOCK

(1) The total number of shares of [capital] stock <#>{which}</#>[that] the Corporation shall have authority to issue is Fifty Million (50,000,000) shares
<#>{of common stock}</#><*>[,]</*> of the par value of one <#>dollar ($1.00)</#>
cent ($0.01) <#>{each, such shares to be classified as "Common Stock", and to be}</#> <*>[per share and ]</*>of the aggregate par value of Fifty Million Dollars ($50,000,000.00)<#> {Unless otherwise prohibited by law, so long as the Corporation is registered as an open end investment company under the '40 Act, the total number of shares of Common Stock which the Corporation is authorized to issue may be increased or decreased by the Board of Directors in accordance with the applicable provisions of the Maryland General Corporation Law.}</#>
<*>[, all of which Fifty Million (50,000,000) are designated Common Shares.
]</*>

<#>{The number of shares of authorized Common Stock that may be issued shall be such number as may be determined by the Board of Directors.}</#>

<#>Any Common Stock reacquired by the Corporation}</#><*>[(2) The Board of
Directors of the Corporation is authorized]</*>, from time to time, <#>{may be held as treasury shares, reissued or canceled as}</#> <*>[to classify or to reclassify, as the case may be, any unissued shares of, or any shares previously issued and reacquired by, the Corporation, whether now or hereafter authorized, in separate series and classes that may be established and designated from time to time. The shares of said series and classes of stock shall have such

                                  Appendix A-2
preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by]</*> the Board of Directors <#>{may determine.}</#>

<#>Dividends and distributions on Common Stock may be paid with such frequency as the Directors may determine,}</#><*>[. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.

(3) The Board of Directors may redesignate a class or series of shares of capital stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not in itself affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

(4) There is hereby established and classified one series of stock, comprised of Fifty Million (50,000,000) shares, each with a par value of one dollar ($1.00). Without limiting the authority of the Board of Directors set forth herein to establish and designate any further series or classes, and to classify and reclassify any unissued shares, and subject to such authority, shares of each series, now authorized and hereafter authorized, shall be subject to the following provisions:

    (a) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each series shall be determined separately and, accordingly, the net asset value, the dividends payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from series to series.

    (b) All consideration received by the Corporation for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including all proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of that series and shall be referred to as "assets belonging to" that series. The assets belonging to a particular series shall be so recorded upon the books of the Corporation. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series, the Directors shall allocate them among, and they shall then belong to, any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Corporation shall be conclusive and binding upon the stockholders of all series for all purposes. The Directors shall have full discretion, to the extent not inconsistent with the '40 Act and the Maryland General Corporation Law, to determine which items shall be treated as income and which items shall be treated as capital, and each such determination and allocation shall be conclusive and binding upon the stockholders.

    (c) The assets belonging to each particular series shall be charged with the liabilities of the Corporation attributable to that series and all expenses, costs, charges and reserves attributable to that series. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

    (d) Shares of each series shall be entitled to such dividends and distributions, in shares or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such series, provided that dividends and distributions shall be paid on shares of a series only out of lawfully available assets belonging to that series. Dividends may be declared daily or otherwise]</*> pursuant to a standing resolution or resolutions adopted only once or with such frequency as the

                                  Appendix A-3

    Board of Directors may determine<#>{, to the holders of Common Stock from such of the income and capital gains, accrued or realized, or from the assets of the Corporation as the Directors may determine, after providing for actual and accrued liabilities}</#>. All dividends and distributions on Common <#>{Stock}</#><*>[Shares of a particular series]</*> shall be distributed pro-rata to the <#>{stockholders}</#> <*>[holders of that series]</*> in proportion to the number of Common <#>{Stock}</#> <*>[Shares of that series]</*> held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the <#>{stockholder's}</#>
    <*>[stockholder's]</*> purchase order <#>{and/or}</#> <*>[or]</*> payment has not been received by the time or times established by the Board of Directors under such program or procedure.

<#>{The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gain for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the}</#> <*>[(e) The ]</*>Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends<#>{,}</#> <*>[(]</*>including dividends designated in whole or in part as capital <#>{gains distributions, amounts}</#> <*>[gain distributions) an amount]</*> sufficient, in the opinion of the Board of Directors, to enable
<#>{it to qualify as regulated investment companies and to avoid liability for
Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify the Corporation}</#>
<*>[each series of the Corporation to qualify ]</*>as a regulated investment company <*>[under the Internal Revenue Code of 1986, as from time to time amended, or any successor or comparable statute thereto, and regulations promulgated thereunder,]</*> and to avoid liability of <*>[each series of]</*> the Corporation for <#>{such tax}</#> <*>[federal income and excise taxes in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of any series of the Corporation for such taxes].</*> {

}Dividends and distributions may be made in cash, property or additional shares
<*>[of the same or another class or series]</*>, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of the making of such dividend or distribution to that stockholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in <#>{Section 2 of this Article V.}</#> <*>[the '40 Act and as determined by the Board of Directors of the Corporation.]</*>

<#>{On all matters of the Corporation which require a vote of the stockholders, each holder of a share}</#> <*>[(f) In the event of the liquidation or dissolution of the Corporation or of a particular series, the stockholders of a series that has been established and designated and is being liquidated]</*> shall be entitled to <#>{one vote for each share standing in his name}</#>
<*>[receive, as a series, when and as declared by the Board of Directors, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that series. The assets so distributable to the stockholders of a series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded]</*> on the books of the Corporation<#>{. Cumulative voting shall not be permitted.</#>

<#>2.}</#><*>[or, in the event that the series is divided into classes, in the manner determined by the Board of Directors in accordance with the '40 Act. In the event that there are any assets available for distribution which are not readily identifiable as belonging to any particular series, such assets shall be allocated by the Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable, and then distributed to the holders of stock of each series as aforesaid. Each allocation of such assets by the Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

    (g) If a series is divided into multiple classes, the classes may be invested with one or more other classes in the common investment portfolio comprising the series. Notwithstanding the foregoing provisions of this
    Article V(4) of these Articles of Incorporation, if two or more classes are invested in

                                  Appendix A-4
    a common investment portfolio, the shares of each such class of stock of the Corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio comprising a different series, shall also be subject to the provisions of
    Article V(4)(a) through (f) of these Articles of Incorporation at the series level as if the classes invested in the common investment portfolio were one class:

       (i) The income and expenses of the series shall be allocated among the classes comprising the series in such manner as may be determined by the Board of Directors in accordance with law.

       (ii) As more fully set forth in this Article V(4)(g) of these Articles of Incorporation, the liabilities and expenses of the classes comprising the series shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or termination of a series to holders of shares of the Corporation's stock may vary within the classes comprising the series. Except for these differences and certain other differences set forth in this Article V(4)(g) or elsewhere in these Articles of Incorporation, the classes comprising a series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

       (iii) The dividends and distributions of investment income and capital gains with respect to the classes comprising a series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes comprising the series to reflect differing allocations of the expenses and liabilities of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the Corporation among the classes comprising a series shall be determined by the Board of Directors in a manner that is consistent with applicable law.</*>

    <*>(h)]</*> The Corporation shall, upon due presentation of a share or shares of stock for redemption, redeem such share or shares of stock at a redemption price prescribed by the Board of Directors in accordance with applicable laws and regulations<#>{; provided that in no event shall such price be less than the applicable Net Asset Value per share as determined in accordance, with the provisions of this Section 2., less such redemption charge, if any, as may be from time to time determined by the Board of Directors. The Corporation may also redeem, at the current Net Asset Value and to the extent and in the manner permitted by the '40 Act, shares of its Common Stock not offered for redemption held by any shareholder whose shares have a value less than such minimum amount as may be fixed from time to time by the Board of Directors. The Corporation shall pay redemption prices in cash, except that the Corporation may pay redemption prices in kind in such manner as is permitted by the '40 Act.

Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the stockholders to require the Corporation to redeem shares during any period or at any time when and to the extent permissible under the '40 Act.</#>

<#>The Net Asset Value of a share of Common Stock of the Corporation shall be determined in accordance with applicable laws and regulations and under the supervision of such persons and at such time or times as shall from time to time be prescribed by the Board of Directors. The Board of Directors of the Corporation shall have the final decision upon questions concerning the method of computing Net Asset Value, valuation of assets, procedure in repurchase, and other matters in connection with placing in effect the offering prices and repurchase of the Corporation's Common Stock.</#>

<#>3.}</#> <*>[. The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge, liquidation charge, or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the '40 Act and applicable rules and

                                  Appendix A-5
    regulations of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. (together, the "NASD").

    (i) To the extent permitted by the '40 Act and Maryland General Corporation Law, the Corporation may redeem shares of Common Shares of any series or class not offered for redemption held by any shareholder whose shares have a value less than such minimum amount as may be fixed by the Board of Directors (the "Minimum Required Investment").

    (j) Notwithstanding Article V(4)(i) of these Articles of Incorporation, to the extent permitted by the '40 Act and Maryland General Corporation Law, the Corporation may redeem shares of Common Shares of any series or class not offered for redemption held by any shareholder without regard to the value of such shares.

    (k) If shares of stock are redeemed pursuant to Articles V(4)(i) or V(4)(j) of these Articles of Incorporation, the Corporation shall pay the redemption price in cash or in kind in such manner as is consistent with and not in contravention of the '40 Act. Redemption prices shall be paid exclusively out of the assets of the series whose shares are being redeemed. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of holders of shares of any class or series to require the Corporation to redeem shares of that class or series during any period or at any time when and to the extent permissible under the '40 Act.

    (l) At such times (which may vary between and among the holders of particular classes) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the '40 Act and applicable rules and regulations of the NASD and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

Except as provided above, all provisions of the Articles of Incorporation relating to stock of the Corporation shall apply to shares of, and to the holders of, all classes of stock.

(5) On each matter submitted to a vote of the stockholders, each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation on a date reasonably determined by the Board of Directors of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any class or series is required by the '40 Act, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to (iii) below, the shares of all other classes or series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of particular class or series, only the holders of shares of the one or more affected classes or series shall be entitled to vote.

(6) The establishment and designation of any series or class of Common Shares shall be effective upon (1) the adoption by a majority of the then Directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument and (2) the filing with the proper authority of the State of Maryland of Articles Supplementary setting forth such establishment and designation and relative rights and preferences.

(7) Unless otherwise required by the '40 Act, the presence in person or by proxy of the holders of one-third (1/3) of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of the Charter of the Corporation permit or require that holders of any series or class

                                  Appendix A-6
shall vote as a separate series or class, then one-third (1/3) of the aggregate number of shares of capital stock of that series or class, as applicable, outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class, as applicable.

(8) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase, subscribe for, or otherwise acquire any shares of the Corporation or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by the Charter of the Corporation or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that the Board of Directors in its discretion may determine to grant.

(9) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter of Corporation and the By-Laws of the Corporation, as from time to time amended or supplemented.</*>

<*>(10)]</*>The Corporation may issue, sell, redeem, repurchase and otherwise deal in and with shares of its stock in fractional denominations <#>{. Such}</#>
<*>[and such]</*> fractional denominations shall, for all purposes<#>{,}</#> be shares of <#>{common stock}</#><*>[Common Shares]</*> having<#>{,}</#> proportionately to the respective fractions represented thereby<#>{,}</#> all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends <#>{and distributions}</#><*>[,]</*> and the right to participate upon liquidation of the Corporation; provided that the issue of shares in fractional denominations shall be limited to such transactions and be made upon such terms as may be fixed by or under authority of the By-Laws.

<#>{4.}</#><*>[(11)]</*>The Corporation shall not be obligated to issue certificates representing shares of <#>{its Common Stock}</#> <*>[any class or series]</*> unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

<*>[(12)</*><*>The Board of Directors of the Corporation shall have the final decision upon questions concerning the method of computing net asset value, valuation of assets, procedure in repurchase, and other matters in connection with placing in effect the offering price and repurchase of the Corporation's Common Shares.]</*>

                                  ARTICLES VI
                               PREEMPTIVE RIGHTS

No stockholder of the Corporation <*>[of any class or series]</*>, whether now or hereafter authorized, shall have any preemptive or preferential or other right of purchase of or subscription to <#>{the Common Stock}</#> <*>[any shares of any class or series of stock, or securities convertible into, exchangeable for or evidencing the right to purchase stock of any class or series whatever, whether or not the stock in question is of the same class or series as may be held by such stockholders, and whether now or hereafter authorized and]</*> whether issued for cash, property, services or otherwise, other than such, if any, as the Board of Directors in its discretion may from time to time fix.

                                  ARTICLE VII
                         REQUIRED VOTE OF STOCKHOLDERS

Notwithstanding any provisions of Maryland law requiring the affirmative vote of more than a majority of all the votes entitled to be cast on a matter, the Corporation may take action on any such matter if such action is approved by a majority of all the votes entitled to be cast on such matter. Without intending any limitation of the foregoing sentence, such majority approval shall be sufficient, valid and effective, after due authorization, approval and/or other action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:

(a) the amendment of the Charter of the Corporation;

(b) the consolidation of the Corporation with one or more corporations to form a new consolidated corporation;

                                  Appendix A-7

(c) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

(d) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

(e) the participation by the Corporation in a share exchange (as defined in the Corporation and Associations Article of the Annotated Code of Maryland) as the Corporation the stock of which is to be acquired;

(f) the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

                                 ARTICLES VIII
                         NUMBER AND POWERS OF DIRECTORS

(1) The number of directors of the Corporation shall be such number, not less than three (3), as may be specified in or fixed in the manner prescribed by the By-Laws of the Corporation. Until a different number is fixed as provided by the By-Laws, the Corporation shall have nine (9) directors. Unless otherwise provided by the By-Laws of the Corporation, directors need not be stockholders thereof.

(2) The names of the initial directors who shall act until the first annual meeting or until their successors are duly chosen and qualified are:

                               Ralph S. Clifford
                                Paul D. Cummings
                                 Jack T. Currie
                                  Ira H. Green
                                  Eva W. Levy
                             William S. Mackey, Jr.
                                 Ira W. Painton
                               Donald P. Stevens
                                Steven H. Stubbs

(3) So long as permitted by Maryland law by the '40 Act, directors elected at a meeting of shareholders shall not have a specified term and shall serve until their successors are elected and qualified. <*>[Cumulative voting in the election of directors is prohibited.]</*>

(4) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of <#>{Common Stock}</#> <*>[capital stock]</*>, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in the Charter or the By-Laws of the Corporation, in the Maryland General Corporation Law or in the '40 Act.

(5) Each Director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by the Maryland General Corporation Law and the By-Laws of the Corporation, as such Law and By-Laws may now or in the future be in effect, subject only to such limitations as may be required by the '40 Act.

(6) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors.

<*>[(7)</*> <*>The Corporation may employ such custodian or custodians for the safekeeping of the property of the Corporation and of its shares, such dividend disbursing agent or agents, and such transfer agent or agents and registrar or registrars of its shares, and may make and perform such contracts for the aforesaid purposes as in the opinion of the Board of Directors of this Corporation may be reasonable, necessary or proper for the conduct of the affairs of the Corporation, and may pay the fees and disbursements of such

                                  Appendix A-8
custodians, dividend disbursing agents, transfer agents, and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred or to be acquired and held in the name of a custodian so appointed or in the name of any nominee or nominees of this Corporation or nominee or nominees of such custodian satisfactory to the said Board of Directors.</*>

<*>(8)</*> <*>The Corporation may enter into a written contract or contracts with any person, including any firm, corporation, trust or association in which any officer, other employee, director or stockholder of this Corporation may be interested, providing for a delegation of the management of all or part of this Corporation's securities portfolio and also for the delegation of the performance of administrative corporate functions, subject always to the direction of the Board of Directors. The compensation payable by this Corporation under such contracts shall always be such as is deemed fair and equitable to both parties by the said Board of Directors. Any such contracts shall in all respects be consistent with and subject to the requirements of the '40 Act.]</*>

                                   ARTICLE IX
                 LIMITATION OF DIRECTORS AND OFFICERS LIABILITY

The personal liability of the Corporation's directors and officers to the Corporation or to its stockholders shall be limited to the fullest extent permitted by the Maryland General Corporation Law now or hereafter in effect. In particular, but without limiting in any way the preceding sentence, directors and officers of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages arising out of any act or omission in their capacity as director or officer, except:

(1) To the extent that it is proved that a director or officer actually received an improper benefit or profit in money, property, or services<*>[, such director or officer shall be liable to the Corporation]</*> for the amount of the benefit or profit in money, property, or services actually received; or

(2) To the extent that a judgement or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

                                   ARTICLE X
                              PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

                                  Appendix A-9

                                   APPENDIX B

                 CURRENT AND PROPOSED FUNDAMENTAL RESTRICTIONS

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Issuer                 The Fund does not purchase the           The Fund, with respect to 75% of the
Diversification        securities of any one issuer (other      Fund's <*>total assets</*>, may not
Proposal 4(a)          than those issued or guaranteed by the   purchase securities of an issuer (OTHER
                       U.S. Government), if immediately after   THAN CASH OR CASH ITEMS, OR SECURITIES
                       and as a result of such purchase the     OF THE U. S. GOVERNMENT, ITS AGENCIES,
                       market value of the Fund's holding in    OR INSTRUMENTALITIES OR OF OTHER
                       the securities of such issuer exceeds    INVESTMENT COMPANIES), if, (i) such
                       5% of the market value of the Fund's     purchase would cause more than 5% of
                       total assets.                            the Fund's <*>total assets</*> taken at
                       The Fund does not purchase the           market value to be invested in the
                       securities of an issuer if the purchase  securities of such issuer, or (ii) such
                       will cause the Fund to own more than     purchase would at the time result in
                       10% of the outstanding voting            more than 10% of the outstanding voting
                       securities of the issuer.                securities of such issuer being held by
                                                                the Fund.
-------------------------------------------------------------------------------------------------------

Borrowing, Margin      The Fund does not borrow money except    The Fund may not borrow money, except
Purchases, Pledging    that the Fund may borrow an amount up    (i) the Fund may borrow from banks (as
and Mortgaging         to 10% of its <*>total assets</*> to     defined in the Act) or through reverse
Property               meet redemption requests and for the     repurchase agreements in amounts up to
Proposal 4(b)          clearance of purchases and sales of      33 1/3%, of its <*>total assets</*>
                       portfolio securities (this borrowing     (including the amount borrowed), (ii)
                       provision is not for investment          the Fund may, to the extent permitted
                       leverage but solely to facilitate        by applicable law, borrow up to an
                       management of the portfolio to enable    additional 5% of its <*>total
                       the Fund to meet redemption requests     assets</*> for temporary purposes,
                       where the liquidation of portfolio       (iii) the Fund may obtain such
                       securities is deemed to be               short-term credits as may be necessary
                       disadvantageous or inconvenient and to   for the clearance of purchases and
                       obtain such short-term credits as may    sales of portfolio securities, (iv) the
                       be necessary for the clearance of        Fund may purchase securities on margin
                       purchases and sales of portfolio         to the extent permitted by applicable
                       securities; all borrowings at any time   law, and (v) the Fund may engage in
                       outstanding will be repaid before any    transactions in mortgage dollar rolls
                       additional investments are made; the     which are accounted for as financings.
                       Fund will not mortgage, pledge or
                       hypothecate any assets in connection
                       with any such borrowing in excess of
                       15% of the Fund's <*>total assets</*>.
                       The Fund does not purchase securities
                       on margin.
-------------------------------------------------------------------------------------------------------

Lending Restriction    The Fund does not make loans to other    The Fund may not make loans, except
(restated)             persons except certain call loans upon   through (i) the purchase of debt
Proposal 4(c)          collateral security (the Fund does not   obligations in accordance with the
                       intend to make such loans; the           Fund's investment objective and
                       acquisition of publicly distributed      policies (ii) repurchase agreements
                       bonds, debentures and other debt         with banks brokers, dealers and other
                       securities is not considered a loan).    financial institutions, and (iii) loans
                                                                of securities as permitted by
                                                                applicable law
-------------------------------------------------------------------------------------------------------

Underwriting           The Fund does not underwrite securities  The Fund may not underwrite securities
Restriction            issued by other persons.                 issued by others, except to the extent
(restated)                                                      that the sale of portfolio securities
Proposal 4(d)                                                   by the Fund may be deemed to be an
                                                                underwriting.
-------------------------------------------------------------------------------------------------------

                                  Appendix B-1

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Commodities            The Fund does not purchase or sell       The Fund may not invest in commodities
Proposal 4(e)          commodities or commodity contracts.      or commodity contracts, except that the
                                                                Fund may invest in currency and
                                                                financial instruments and contracts
                                                                that are commodities or commodity
                                                                contracts.
-------------------------------------------------------------------------------------------------------

Real Estate and Oil    The Fund does not buy or sell real       The Fund may not purchase, hold or deal
and Gas (restated)     estate.                                  in real estate, although the Fund may
Proposal 4(f),(h)      The Fund does not invest in oil, gas or  purchase and sell securities that are other mineral leases, rights or royalty  secured by real estate or interests
                       contracts or in real estate or real      therein, securities of real estate
                       estate limited partnerships.             investment trusts, and mortgage-related
                                                                securities and may hold and sell real
                                                                estate acquired by the Fund as a result
                                                                of the ownership of securities.
-------------------------------------------------------------------------------------------------------

Senior Securities      The Fund does not issue senior           The Fund may not issue senior
Proposal 4(g)          securities.                              securities to the extent such issuance
                                                                would violate applicable law.
-------------------------------------------------------------------------------------------------------

Short Sales of         The Fund does not make short sales of                      N/A
Securities             securities.
Proposal 4(i)
-------------------------------------------------------------------------------------------------------

Exercise Control of    The Fund does not invest in other                          N/A
Management             companies for the purpose of exercising
Proposal 4(j)          control of management.
-------------------------------------------------------------------------------------------------------

Investment in other    The Fund does not purchase the                             N/A
Investment Companies   securities of any other investment
Proposal 4(k)          company except in a regular transaction
                       in the open market. Such purchase may
                       cause the Fund to indirectly incur
                       additional advisory and administrative
                       fees.
-------------------------------------------------------------------------------------------------------

Restricted Securities  The Fund does not invest in securities                     N/A
Proposal 4(l)          which are not readily marketable, such
                       as restricted securities or foreign
                       securities not listed on a recognized
                       securities exchange, nor will it invest
                       in any other assets for which a bona
                       fide market does not exist.
                       The Fund does not invest in securities
                       which have been acquired through
                       private placement transactions
                       ("restricted securities") or in real
                       estate mortgage loans although it may
                       invest in securities which are secured
                       by real estate or real estate mortgages
                       and securities of issuers which invest
                       or deal in real estate and/or real
                       estate mortgages, provided such
                       securities meet the criteria set forth
                       in the Prospectus under "what are the
                       Funds Investment Objectives and
                       Policies?"
-------------------------------------------------------------------------------------------------------

                                  Appendix B-2

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Statutory Underwriter  The Fund does not purchase any                             N/A
Proposal 4(m)          securities as to which it would be
                       deemed a statutory underwriter under
                       the Securities Exchange Act of 1933.
-------------------------------------------------------------------------------------------------------

Continuous Operation   The Fund does not purchase the                             N/A
Proposal 4(n)          securities of any issuer the business
                       of which has been in continuous
                       operation for less than three (3) years
                       (however, it is the Fund's operating
                       policy not to invest in any business
                       which has not been in continuous
                       operation for at least five (5) years.
-------------------------------------------------------------------------------------------------------

Officer, Director,     The Fund does not retain investments in                    N/A
Portfolio Manager      the securities of any issuer if
Ownership              directors and officers of the Fund or
Proposal 4(o)          certain other "interested persons" own
                       more than 5% of such securities.
-------------------------------------------------------------------------------------------------------

Warrants               Any warrants purchased by the Fund must                    N/A
Proposal 4(p)          be marketable warrants and the Fund's
                       investment in warrants valued at the
                       lower of cost or market, may not exceed
                       5% of the Fund's total assets. Not more
                       than 2% of the Fund's total assets may
                       be invested in warrants which are not
                       listed on the New York or American
                       Stock Exchange.
-------------------------------------------------------------------------------------------------------

                                  Appendix B-3

PROXY VOTING BALLOT

                               TRIFLEX FUND, INC.

                 SPECIAL SHAREHOLDERS' MEETING ON MAY 28, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints IRA W. PAINTON and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the Triflex Fund, Inc. that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, May 28, 1998, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE ELECTION OF DIRECTORS, OR ANY OTHER PROPOSAL LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE FOR THE ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM ONE OR TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

  (Record Date Shares)
  Name
  Name
  Address
  Address
  Address
  Address

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

VOTE ON DIRECTORS: (The Board of Directors recommends a vote FOR Item 1)

1. Nominees for the Board of Directors of the Triflex Fund, Inc. are listed below: Please cast your vote for these individuals by marking one of the selections below.

/ / FOR ALL NOMINEES -- Check this box if you wish to vote for all Director Nominees indicated below.

/ / WITHHOLD VOTE ON ALL NOMINEES -- Check this box if you wish to not vote for any of the Director Nominees indicated below.

/ / FOR ALL NOMINEES EXCEPT -- Draw a line through the names of those Director Nominees for which you do not want to vote.

(1) Ralph S. Clifford      (4) Michael W. McCroskey   (7) Steven H. Stubbs.
(2) Paul D. Cummings       (5) Ira W. Painton
(3) Jack T. Currie         (6) Donald P. Stevens

VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR Items 2, 3 and
4.)

1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

2.  To approve certain amendments to the Fund's Articles of Incorporation.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

3. To approve amending, restating or eliminating the Fund's fundamental investment restrictions as described in Proposal 4 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 4 in the aggregate.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED
   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 4 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    4(a) Proposed Change in Restriction Regarding Issuer Diversification:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(b) Proposed Changes in Restrictions Regarding Borrowing, Margins, Pledging or Mortgaging Property:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(c) Proposed Change in Restriction Regarding Lending:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(d) Proposed Change in Restriction Regarding Underwriting of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(e) Proposed Change in Restriction Regarding Investment in Commodities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(f) Proposed Change in Restriction Regarding Real Estate Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(g) Proposed Change in Restriction Regarding Issuance of Senior Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(h) Proposed Changes in Restrictions Regarding Investment in Physical
       Commodity and Real Estate Interests:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(i) Proposed Change in Restriction Regarding Short Sales of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(k) Proposed Change in Restriction Regarding Investing in Other Investment
       Companies:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(l) Proposed Change in Restriction Regarding Investment in "Illiquid
       Securities":

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(m)Proposed Change in Restriction Regarding Statutory Underwriter:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(n) Proposed Change in Restriction Regarding Investments in Companies Based on Company's Years in Continuous Operation:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(o) Proposed Change in Restriction Regarding Purchasing Securities in Which
       Certain Affiliated Persons Also Invest:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    4(p) Proposed Change in Restriction Regarding Investments in Warrants:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

5. To act on such other matters as may properly come before the meeting or any adjournment thereof.

________________________________________________________________________________

I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE FUND HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED APRIL
  , 1998. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date:______________________________________

______________________________________________________

          Signature of Owner

______________________________________________________

Signature of Co-Owner (if account held
               jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (IE. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.